UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 7, 2008
Celgene Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	908-673-9000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets
     On March 7, 2008, Celgene Corporation (the “Company”) completed its acquisition of Pharmion Corporation, a Delaware corporation (“Pharmion”), pursuant to the Agreement and Plan of Merger, dated November 18, 2007 (the “Merger Agreement”), among Celgene, Pharmion and a wholly owned subsidiary of the Company (“Merger Sub”), that provides for the acquisition of Pharmion by the Company by means of a merger (the “Merger”) of Merger Sub with Pharmion. The Merger was approved by the stockholders of Pharmion at a special meeting of stockholders held on March 6, 2008. The Merger became effective on March 7, 2008. As a result of the Merger, Pharmion became a wholly owned subsidiary of the Company. As provided in the Merger Agreement, each share of common stock, par value $.001 per share (“Pharmion Common Stock”), of Pharmion, issued and outstanding immediately prior to the effective time of the Merger (other than any shares of Pharmion Common Stock owned by the Company or its wholly owned subsidiaries, held in Pharmion’s treasury, or as to which statutory appraisal rights are perfected) were converted into the right to receive (i) 0.8367 shares of common stock, par value $.01 per share, of the Company and (ii) $25.00 in cash, without interest.
     On March 7, 2008 the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Current Report on Form 8-K.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statement and Exhibits.
(a)	Financial statements of business acquired.
     The financial statements required by this Item with respect to Pharmion were filed with the Securities and Exchange Commission on February 29, 2008 in Pharmion’s Annual Report on Form 10-K. Such financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.
(b)	Pro forma financial information,
     The pro forma financial information required by this Item is not being filed herewith. To the extent such information is required by this item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d)	Exhibits

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Pharmion Corporation

99.1	Press Release, dated March 7, 2008, issued by Celgene Corporation

99.2
Financial statements of Pharmion Corporation as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (incorporated by reference to Pharmion’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION
	By:	/s/ David W. Gryska
David W. Gryska
Dated: March 7, 2008		Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Pharmion Corporation

99.1	Press Release, dated March 7, 2008, issued by Celgene Corporation

99.2
Financial statements of Pharmion Corporation as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 (incorporated by reference to Pharmion’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2008)

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